EXHIBIT 10.5

2000 EQUITY INCENTIVE PLAN

OF

TARGACEPT, INC.

(As Amended and Restated Through March 15, 2006)

2000 EQUITY INCENTIVE PLAN

OF

TARGACEPT, INC.

(As Amended and Restated Through March 15, 2006)

1. Purpose

The purpose of the 2000 Equity Incentive Plan of Targacept, Inc., as amended and restated through March 15, 2006 (the “Plan”), is to encourage and enable selected employees, directors, independent contractors, consultants and advisors of Targacept, Inc. (the “Corporation”) and related corporations to acquire or to increase their holdings of common stock of the Corporation, $0.001 par value per share (the “Common Stock”), and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as “Awards”) to selected participants, including the granting of incentive stock options (“Incentive Options”) intended to qualify under Section 422 of the Code, nonqualified stock options (“Nonqualified Options”), stock appreciation rights (“SARs”), stock awards in the form of bonus stock (“Bonus Stock”) and restricted stock awards (“Restricted Stock Awards”), and performance awards in the form of performance shares (“Performance Shares”) and performance units (“Performance Units”). Incentive Options and Nonqualified Options shall be referred to herein collectively as “Options.” Bonus Stock and Restricted Stock Awards shall be referred to herein collectively as “Stock Awards.” Performance Shares and Performance Units shall be referred to herein collectively as “Performance Awards.”

2. Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation (the “Board”) unless the Board, in its sole discretion, delegates all or part of its administrative authority with respect to the Plan to a committee of the Board (the “Committee”). For purposes herein, the Board, and, upon its delegation of the administrative responsibilities for the Plan to the Committee, the Committee, shall be referred to as the “Administrator.” In the event that the Corporation shall become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee shall be comprised solely of two or more “non-employee directors,” as said term is defined in Rule 16b-3 under the Exchange Act, unless the Board determines that such committee composition is not necessary or advisable. Further, in the event that the Corporation becomes subject to the requirements of Section 162(m) of the Code, the Committee shall, unless the Board determines otherwise, be comprised solely of two or more “outside directors,” as such term is defined under Section 162(m) or the regulations thereunder, or otherwise in accordance with Section 162(m) and such regulations.

(b) Any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and sole authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award and shares of Common Stock subject to an Award; (ii) to prescribe the form or forms of the agreements (as defined in Section 11)

evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and agreements evidencing Awards granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. Except to the extent otherwise required under Code Section 409A, the Administrator shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. All determinations of the Administrator with respect to the Plan will be final and binding on the Corporation and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan or any Award or agreement.

(c) Notwithstanding the other provisions of Section 2, the Administrator may delegate to the Chief Executive Officer or President of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 2(b) with respect to such Awards, to eligible individuals; provided, however, that, such delegation shall be subject to applicable law and any terms or conditions established by the Administrator and, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the individual, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a covered employee (as defined in Section 21(b)). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 2(c) to the Chief Executive Officer or President, references to the Administrator shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.

3. Effective Date

The effective date of the Plan shall be August 22, 2000 (the “Effective Date”). The Plan was amended effective December 18, 2001, May 15, 2002, November 26, 2002, August 20, 2003, and March 16, 2005, and further amended and restated on March 15, 2006. If and to the extent required under Code section 409A, amendments contained in the Plan, as amended and restated on March 15, 2006, shall be effective as of January 1, 2005. Awards may be granted under the Plan on and after the Effective Date, but no Awards will be granted after August 21, 2010.

4. Shares of Stock Subject to the Plan; Award Limitations

(a) Subject to adjustment as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to Awards shall not exceed 1,878,888 shares (adjusted to reflect February 2005 reverse stock split). To the extent required pursuant to Section 162(m) of the Code, during any 12-month period, (i) no Participant may receive shares of Common Stock pursuant to the grant of awards under the Plan for more than 600,000 shares of Common Stock, and (ii) no Participant may receive awards under the Plan payable in cash having an aggregate dollar value in excess of $600,000, subject to adjustment as provided in Section 4(c) herein. Shares issued and delivered under the Plan shall be authorized but unissued shares of the Corporation, treasury shares, or shares purchased on the open market or by private purchase.

(b) The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. Any shares subject to an Award that is subsequently forfeited, expires or is terminated may again be the subject of an Award granted under the Plan. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award is forfeited, canceled, settled in cash, or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an Award granted under the Plan is satisfied by tendering or withholding shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

(c) If there is any change in the shares of Common Stock because of a reorganization, recapitalization, merger, consolidation, stock dividend, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards.

5. Eligibility

An Award may be granted only to a person* who satisfies the following eligibility requirements on the date the Award is granted:

(a) The person is either (i) an employee of the Corporation or a related entity, (ii) a director of the Corporation or a related entity, or (iii) an independent contractor, consultant or advisor (collectively, “independent contractors”) providing bona fide services to the Corporation or a related entity not in connection with the offer and sale of securities in a capital raising transaction. For this purpose, an individual shall be considered to be an “employee” only if there exists between the individual and the Corporation or a related entity the legal and bona fide relationship of employer and employee (subject to Code Section 409A); provided, however, that with respect to Incentive Options, “employee” means any person who is considered an employee of the Corporation or any parent corporation or subsidiary corporation for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(b) With respect to the grant of Incentive Options, the person is an individual employee who does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation. Notwithstanding the foregoing, an individual who owns more than ten percent of the total combined voting power of the Corporation may be granted an Incentive Option if the option price (as determined pursuant to Section 6(b)), is at least 110% of the fair market value of the Common Stock (as defined in Section 6(b)(ii)), and the option period (as defined in Section 6(c)(i)) does not exceed five years. For this purpose, an individual will be deemed to own stock that is attributable to him under Section 424(d) of the Code.

(c) The person, being otherwise eligible under this Section 5, is selected by the Administrator as a person to whom or to which an Award shall be granted (a “Participant”).

*Each reference in the Plan to “individual” or “individuals,” when used to refer to a Participant(s) or a potential Participant(s) in the Plan (other than references contained in Section 5, which are addressed above), shall be deemed to be a reference to “person” or ”persons.”

6. Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan; provided, however, that Incentive Options may only be granted to employees of the Corporation or a related corporation. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option.

(b) Option Price: The price per share at which an Option may be exercised (the “option price”) shall be established by the Administrator at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided that, (i) in no event shall the option price be less than the par value per share of the Common Stock; and (ii) in the case of an Incentive Option, the option price shall be no less than 100% of the fair market value per share of the Common Stock on the date the Option is granted. In addition, the following rules shall apply:

(i) An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

(ii) For the purposes of the Plan, the “fair market value” per share of the Common Stock shall be determined in good faith by the Administrator and, except as may otherwise be determined by the Administrator, fair market value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the NASDAQ SmallCap Market of the Nasdaq Stock Market, the fair market value shall be the closing sales price for such stock (or the average of closing bid and asked prices, if no sales were reported) as quoted on such system on the date immediately preceding the date the Option is granted for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate (provided, however, that, (i) with respect to the grant of Incentive Options, the fair market value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) to the extent, if any, required by Code Section 409A, fair market value shall be determined in accordance with Section 409A.

(iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the fair market value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein and will apply to any Incentive Option granted after the date of such amendment.

(c) Option Period and Limitations on the Right to Exercise Options

(i) The term of an Option (the “option period”) shall be determined by the Administrator at the time the Option is granted. With respect to Incentive Options, such period shall not extend more than ten years from the date on which the Option is granted (unless otherwise limited by Section 5(b)). Any Option or portion thereof not exercised before expiration of the option period shall terminate. The period or periods during which an Option may be exercised and other terms and conditions to exercise shall be determined by the Administrator.

(ii) An Option may be exercised by giving written notice to the Corporation at such place as the Administrator or its designee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Unless an individual option agreement provides otherwise, such payment may be in the form of cash or check, and, where expressly approved by the Administrator, payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock (valued at the date of exercise at their fair market value by the Administrator by applying the provisions of Section 6(b)(ii)) that have been owned by the Participant for more than six months (or such other time period as may be stated in the award agreement) and are otherwise acceptable to the Administrator;

(B) By withholding shares of Common Stock (valued at the date of exercise at their fair market value by the Administrator by applying the provisions of Section 6(b)(ii)) otherwise issuable upon exercise of the Option;

(C) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or

(D) By any combination of the foregoing.

For the purposes herein, a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

(A) An Option shall not be affected by any change in the terms, conditions or status of the Participant’s employment, provided that the Participant continues to be an employee of the Corporation or a related corporation (other than as provided under Code Section 409A).

(B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the Participant’s right to re-employment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. For purposes of the Plan, except as may be otherwise required or permitted under Code Section 409A, “disability” shall have the meaning ascribed to the term in any stockholders agreement, employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or if no such agreement applies, “disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall determine whether a Participant is disabled within the meaning of this paragraph, and, if applicable, the date of a Participant’s termination of employment of service for any reason (the “termination date”).

(C) Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), if the employment of a Participant is terminated because of disability within the meaning of subparagraph (B), or if the Participant dies while he is an employee or dies within ninety (90) days after the termination of his employment because of disability, the Option may be exercised only to the extent exercisable on the date of the Participant’s termination date, except that, subject to any requirements under Code Section 409A, the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of one year next succeeding the termination date or such other time period as may be specified in the applicable agreement; or (Y) the close of the option period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), if the employment of the Participant is terminated for any reason other than disability (as defined in subparagraph (B)), death or for “cause,” his Option may be exercised to the extent exercisable on the Participant’s termination date, except that, subject to any requirements under Code Section 409A, the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the date of such termination of employment. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of ninety (90) days next succeeding the termination date or such other time period as may be specified in the applicable agreement; or (Y) the close of the option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant’s date of termination of employment as the termination date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(E) Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), if the employment of the Participant is terminated for “cause,” his Option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Administrator. For purposes of the Plan, (X) the Participant’s termination shall be for “cause” if such termination results from the Participant’s termination for “cause” under his employment, consulting or other agreement with the Corporation or a related corporation, if any; or (Y) if the Participant has not entered into any such employment, consulting or other agreement, then the Participant’s termination shall be for “cause” if termination results due to the Participant’s (i) dishonesty or conviction of a crime; (ii) failure to perform his duties for the Corporation or a related corporation to the satisfaction of the Corporation; or (iii) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “cause” shall be made by the Administrator and its determination shall be final and conclusive.

(F) Notwithstanding the foregoing, the Administrator shall have authority, in its discretion, to extend the period during which an Option may be exercised or modify the other terms and conditions of exercise, or both, provided that (i) such extension or modification is otherwise in compliance with Code Section 409A and (ii) in the event that any such extension or modification shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension or modification shall be made without the written consent of the Participant.

(iv) Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), an Option granted to a Participant who was a non-employee director or an independent contractor of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(c)(iii)) may be exercised only to the extent exercisable on the date of the Participant’s termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of ninety (90) days next succeeding the termination date or such other time period as may be specified in the applicable agreement; or (Y) the close of the option period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E)), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion (subject to any requirements under Code Section 409A) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.

(v) A Participant or his legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights as a stockholder unless and until certificates for such shares are delivered to him or them under the Plan.

(vi) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

(d) Nontransferability of Options

(i) Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in its sole discretion in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Participant’s lifetime only by him, his guardian or legal representative or the transferee in any transfer permitted by this Section 6(d)(i). The designation of a beneficiary does not constitute a transfer.

(ii) If a Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Administrator, be disposed of by the Participant until the expiration of six months after the date the Option was granted.

7. Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to an optionee of an Option (hereinafter called a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Tandem SAR”) or may be granted separately to an eligible key employee (a “Freestanding SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as are provided in the agreement relating to the grant of the SAR.

(b) Tandem SARs: A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The base price of a Tandem SAR shall be equal to the option price of the related Tandem Option; provided, however, that Tandem SARs must be granted in accordance with Code Section 409A. Tandem SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the Related Option. For purposes of determining the number of shares of Common Stock that remain subject to such Related Option and for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted, upon the exercise of Tandem SARs, the Related Option shall be considered to have been surrendered to the extent of the number of shares of Common Stock with respect to which such Tandem SARs are exercised. Upon the exercise or termination of the Related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the Related Option price per share; provided, that the Administrator may, in any agreement granting Tandem SARs, establish a maximum value payable for such SARs.

(c) Freestanding SARs: Unless an individual agreement provides otherwise, the base price of a Freestanding SAR shall be not less than 100% of the fair market value of the Common Stock (as determined in accordance with Section 6(b)(ii)) on the date of grant of the Freestanding SAR. Subject to the limitations of the Plan, upon the exercise of a Freestanding SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Freestanding SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such Freestanding SAR; provided, that the Administrator may, in any agreement granting Freestanding SARs, establish a maximum value payable for such SARs.

(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as are provided in the agreement relating to the grant of the SAR. The period during which an SAR may be exercisable shall not exceed ten years from the date of grant or, in the case of Tandem SARs, such shorter option period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period stated in the agreement relating to the grant of the SAR shall terminate.

(ii) SARs may be exercised by giving written notice to the Corporation at such place as the Administrator shall direct. The date of exercise of the SAR shall mean the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR.

(iii) No SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 5, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(c)(iii) and (iv).

(e) Consideration: The consideration to be received upon the exercise of the SAR by the Participant shall be paid in cash, shares of Common Stock (valued at fair market value on the date of exercise of such SAR in accordance with Section 6(b)(ii)) or a combination of cash and shares of Common Stock, as elected by the Administrator, subject to the terms of the Plan and the applicable agreement. SARs shall be structured in a manner designed to be exempt from, or to comply with, the requirements of Code Section 409A. Subject to the foregoing, the Corporation’s obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent (if any) as the Administrator may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable agreement, the Participant will receive cash in lieu of fractional shares.

(f) Limitations: The applicable SAR agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Administrator. Unless otherwise so provided in the applicable agreement or the Plan, any such terms, conditions or limitations relating to a Tandem SAR shall not restrict the exercisability of the Related Option.

(g) Nontransferability:

(i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession (except to the extent, if any, that a Related Option is a Nonqualified Option and is transferable pursuant to Section 6(d)). The designation of a beneficiary does not constitute a transfer. SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative.

(ii) If the Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an SAR may not, without the consent of the Administrator, be disposed of by the Participant until the expiration of six months after the date the SAR was granted.

8. Stock Awards

(a) Grant and Vesting of Stock Awards: Subject to the terms of the Plan, the Administrator may in its sole and absolute discretion grant Stock Awards to such eligible individuals, for such numbers of shares, upon such terms and at such times as the Administrator shall determine. Stock Awards shall be payable in shares of Common Stock. The Administrator may grant Stock Awards in the form of shares of Bonus Stock that vest immediately upon grant and that are not subject to any forfeiture conditions. The Administrator also may grant Stock Awards in the form of Restricted Stock Awards that are subject to certain conditions, which conditions must be met in order for the Stock Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Such conditions may include but are not limited to continued service for a certain period of time, attainment of performance objectives, retirement, displacement, disability, death, or a combination of these factors. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based on such corporate, business unit and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, which factors may include but are not limited to cash flow, return on equity, return on assets, total return to stockholders, earnings per share, clinical development milestones, operations expense efficiency milestones or any combination of the foregoing. The Administrator also shall (subject to any restrictions imposed under Code Section 409A) determine the nature, length and starting date, if any, during which a Stock Award may vest (the “restriction period”). The Administrator shall have sole authority (subject to any restrictions imposed under Code Section 409A) to determine whether and to what degree Stock Awards have vested and been earned and to establish and interpret the terms and conditions of Stock Awards and the provisions herein. The Administrator shall also have authority, in its sole discretion (subject to any restrictions imposed under Code Section 409A), to accelerate the date that any Award which was not otherwise vested shall become vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient.

(b) Forfeiture of Stock Awards: Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), if the employment or service of a Participant shall terminate for any reason and all or part of a Stock Award has not vested pursuant to the terms of the Plan and related agreement, such Award, to the extent not then vested, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(c) Dividend and Voting Rights; Share Certificates: Unless an individual agreement provides otherwise, (i) a Participant shall have no dividend rights, voting rights, or other rights as a stockholder with respect to shares subject to a Stock Award that has not yet vested and been earned; (ii) a certificate or certificates for shares of Common Stock subject to a Stock Award shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable after the shares subject to the Award shall be earned and vested; and (iii) no certificate shall be issued hereunder in the name of the Participant (or his beneficiary) except to the extent the shares represented thereby have been earned and vested. Notwithstanding the foregoing, if the individual agreement provides that the shares subject to a Stock Award shall be issued prior to the vesting of the Award, the Corporation shall have the right to retain custody of the certificates evidencing the shares subject to the Stock Award and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award.

(d) Nontransferability:

(i) Stock Awards that have not vested and been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in its sole discretion in a manner consistent with the registration provisions of the Securities Act. The recipient of a Stock Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the restriction period has expired and until all conditions to vesting have been met. The transfer of shares subject to a Stock Award following vesting of the Award may be subject to such restrictions on transfer as may be imposed pursuant to Section 17 or pursuant to other restrictions established by the Corporation.

(ii) If a recipient of a Stock Award is subject to Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the consent of the Administrator, be sold or otherwise disposed of within six months following the date of grant of such Award.

9. Performance Awards

(a) Grant and Earning of Performance Awards: Subject to the terms of the Plan, Performance Awards in the form of either Performance Shares or Performance Units, or a combination thereof, may be granted to Participants upon such terms and at such times as shall be determined by the Administrator. An award of Performance Shares is a grant of a right to receive shares of Common Stock or the cash value thereof (or a combination thereof) which is contingent upon the achievement of performance or other objectives during a specified period. An award of Performance Units is a grant of a right to receive a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period. Subject to Section 4(a), above, the Administrator shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “performance period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, completion of the performance period, or a combination of such conditions. The Administrator shall determine the performance objectives to be used in valuing Performance Awards and shall (subject to the requirements of Code Section 409A) determine the extent, if any, to which such Awards have been earned and are payable. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based on such corporate, business unit and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, which factors may include but are not limited to cash flow, return on equity, return on assets, total return to stockholders, earnings per share, clinical development milestones, operations expense efficiency milestones or any combination of the foregoing. The Administrator shall have sole authority to interpret the terms and conditions of Performance Awards and the provisions herein and to determine the form and terms of payment of Performance Awards. The Administrator, in its sole and absolute discretion, may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards.

(b) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or installments on such terms as may be established by the Administrator.

(c) Forfeiture of Performance Awards: Unless an individual agreement provides otherwise (subject to any requirements under Code Section 409A), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Dividend and Voting Rights; Share Certificates: Unless an individual agreement provides otherwise, (i) a Participant shall have no dividend rights, voting rights, or other rights as a stockholder with respect to shares, if any, subject to a Performance Award that has not yet been earned; (ii) a certificate or certificates for shares of Common Stock, if any, subject to a Performance Award shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable after the Award has been earned; and (iii) no certificate shall be issued hereunder in the name of the Participant (or his beneficiary) except to the extent that the Award has been earned.

(e) Nontransferability:

(i) Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. The recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the performance period has expired and until the conditions to earning the Award have been met. The transfer of shares subject to a Performance Award following vesting of the Award may be subject to such restrictions on transfer as may be imposed pursuant to Section 17 or pursuant to other restrictions established by the Corporation.

(ii) If a recipient of a Performance Award is subject to Section 16 of the Exchange Act, shares of Common Stock, if any, subject to such Award may not, without the consent of the Administrator, be sold or otherwise disposed of within six months following the date of grant of such Award.

10. Withholding

Prior to the delivery of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any local, state, federal or foreign withholding tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may, in its sole discretion, permit the recipient to satisfy such obligation in whole or in part, and any other local, state, federal or foreign income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

11. Agreement

The grant of any Award under the Plan shall be evidenced by the execution of an agreement (the “agreement”) between the Corporation and the Participant. Such agreement shall state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares subject to an Award, as may be established by the Administrator.

12. Code Section 162(m) Performance-Based Compensation Compliance

To the extent that Section 162(m) of the Code is applicable, the Administrator shall have discretion to determine the extent, if any, that Awards conferred under the Plan to covered employees, as such term is defined in Section 21(b), are intended to comply with the qualified performance-based compensation exception to employer compensation deductions set forth in Section 162(m) of the Code.

13. Section 16(b) Compliance

To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and the Plan shall be construed in favor of the Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. If any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provisions shall be deemed null and void. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

14. No Right or Obligation of Continued Employment or Service

Nothing contained in the Plan shall confer upon a Participant the right to continue in the employment or service of the Corporation or a related corporation as an employee, director or independent contractor or interfere in any way with the right of the Corporation or a related corporation to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or a related agreement, (i) all rights of a Participant with respect to that portion of his Award which has not yet been exercised, vested or earned shall terminate upon termination of employment or service of the Participant with the Corporation or a related corporation, and (ii) Awards granted under the Plan to a Participant shall not be affected by any change in the duties or position of the Participant, as long as such individual remains an employee of or in service to the Corporation or a related corporation.

15. Unfunded Plan; Not a Retirement Plan

(a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, distributable or payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

(b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

16. Amendment and Termination of the Plan and Awards

(a) The Plan and any Award granted pursuant to the Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) amendment or termination of an Award shall not, without the consent of the recipient of an Award, adversely affect the rights of the recipient with respect to an outstanding Award, and (ii) approval of an amendment to the Plan by the stockholders of the Corporation shall only be required in the event stockholder approval of any such amendment is required by applicable law, rule or regulation.

(b) Notwithstanding (a) herein, if an Award so provides, the Administrator shall have unilateral authority to amend the Plan or any Award without the consent of the Participant (and without stockholder approval, unless such approval is required by applicable law, rule or regulation) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules or regulations (including but not limited to Code Section 422, Code Section 409A and federal securities laws).

17. Restrictions on Shares; Corporation’s Right of Repurchase

(a) The Administrator may impose such restrictions on Awards and any shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the Securities Act, under the requirements of any stock exchange or similar organization and under any blue sky, state or foreign securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue or deliver shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation will be under no obligation to register shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, foreign securities laws, stock exchange or similar organization, and the Corporation will have no liability for any inability or failure to do so. The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

(b) As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the terms of the Plan, and unless an individual agreement provides otherwise, the Corporation may require a Participant or other person to become a party to a stockholders agreement (including but not limited to that certain Stockholders Agreement dated as of August 22, 2000, by and among Targacept, Inc. and its stockholders, as it may be amended), buy-sell agreement, redemption agreement, repurchase agreement or other agreement between the Corporation and stockholders of the

Corporation or among stockholders of the Corporation or such other agreements imposing such restrictions as may be required by the Corporation.

18. Significant Transactions

Notwithstanding any other provision of the Plan to the contrary, and unless an individual agreement provides otherwise or unless otherwise required under Code Section 409A, in the event of a Significant Transaction (as defined in Section 18(d)):

(a) All Options and SARs outstanding as of the date of such Significant Transaction of shall become fully exercisable, whether or not then otherwise exercisable;

(b) Any restrictions including but not limited to the restriction period or performance period applicable to any Stock Award or Performance Award shall be deemed to have expired, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award; and

(c) Notwithstanding the foregoing, in the event of a merger, share exchange, sale or disposal of substantially all of the assets of the Corporation, reorganization or other business combination affecting the Corporation or a related corporation, the Administrator may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest, be earned or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar or equivalent terms as Awards granted under the Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator, the Committee authorized to make the determinations provided for in this Section 18(c) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the sale, merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

(d) For the purposes herein, a “Significant Transaction” shall be deemed to have occurred upon the occurrence of any of the following:

(i) The closing of a firm commitment underwritten public offering of the Corporation’s Common Stock pursuant to an effective registration statement under the Securities Act (except that the foregoing shall not constitute a “Significant Transaction” with respect to Awards granted on and after August 20, 2003);

(ii) The date any entity or person that (A) does not beneficially own Common Stock as of the effective date of the Plan and does not have any affiliate that beneficially owns Common Stock as of the effective date of the Plan shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Common Stock of the Corporation or (B) beneficially owns Common Stock as of the effective date of the Plan or has one or more affiliates that beneficially own Common Stock as of the effective date of the Plan, together with its affiliates, shall have become the beneficial owner of, or shall have obtained voting control over, sixty-seven percent (67%) or more of the outstanding Common Stock of the Corporation; or

(iii) The date the stockholders of the Corporation approve a definitive agreement (X) to merge or consolidate the Corporation with or into another corporation, in which the

Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (Y) to sell or otherwise dispose of all or substantially all the assets of the Corporation.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, the term “affiliate” shall have the meaning given the term in Rule 12b-2 under the Exchange Act and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

19. Applicable Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state.

20. Stockholder Approval

The initial adoption of the Plan was subject to approval by the stockholders of the Corporation, which approval was received within twelve (12) months of the effective date of the Plan. Any Awards granted prior to such stockholder approval were conditioned upon and effective only upon approval of the Plan by such stockholders on or before such date.

21. Certain Definitions

For purposes of the Plan, the following terms shall have the meaning indicated unless otherwise provided herein:

(a) “Code” shall mean the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(b) “Covered employee” shall have the meaning given the term in Section 162(m) of the Code or the regulations thereunder.

(c) “Parent” or “parent corporation” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

(d) “Predecessor” or “predecessor corporation” means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

(e) “Related corporation” means any parent, subsidiary or predecessor of the Corporation.

(f) “Subsidiary” or “subsidiary corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

22. Code Section 409A Compliance

(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are otherwise in compliance with Section 409A. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Board, the Committee nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b) Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 22(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i) Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A.

(ii) Specified Employees: With respect to Participants who are “specified employees” (as defined in Code Section 409A), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A. To the extent that a Participant is subject to this Section and a distribution is to be paid in installments, through an annuity, or in some other manner where payment will be periodic, the Participant shall be paid, during the seventh month following separation from service, the aggregate amount of payments he would have received but for the application of this Section; all remaining payments shall be made in their ordinary course.

(iii) No Acceleration: Unless permissible under Code Section 409A, acceleration of the time or schedule of any payment under the Plan is prohibited, except that, to the extent permitted by the Administrator and to the extent such exceptions do not violate Code Section 409A, the following accelerations may be permitted in an Award:

(A) As necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B));

(B) As necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2));

(C) To pay the Federal Insurance Contributions Act tax imposed under Code Sections 3101 and 3121(v)(2) on amounts deferred under the Plan (the “FICA Amount”), including the income tax at source on wages imposed under Code Section 3401 on the FICA Amount, and to pay the additional income tax at source on wages attributable to additional Code Section 3401 wages and taxes;

(D) To pay any portion of an Award that is required to be included in income as a result of a violation of Code Section 409A; and

(E) To pay an Award not greater than $10,000, provided that (X) such payment occurs on or before the later of December 31 of the calendar year in which occurs the Participant’s termination of employment or the 15th day of the third month following the Participant’s termination of employment and (Y) all Awards granted the Participant are (or have previously been) terminated on or before the date of payment.

(iv) Short-Term Deferrals: Except to the extent otherwise required or permitted under Code Section 409A (and unless an individual agreement or other instrument provides otherwise), distributions pursuant to Awards otherwise subject to Code Section 409A must be made no later than the later of (A) the date that is 2-1/2 months from the end of the Participant’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture; or (B) the date that is 2-1/2 months from the end of the Corporation’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

(v) Deferral Elections:

(A) In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time and form of any distribution from an Award, provided that, except as specified in (B) and (C) below, such election is made not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A. Notwithstanding the foregoing, a Participant may cancel a deferral election upon (X) a hardship distribution pursuant to Code Section 401(k), related regulations or other guidance, or (Y) upon application for a distribution under section 22(b)(i)(F) (unforeseeable emergency).

(B) In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C) In the case of any performance-based compensation (as that term is defined in Code Section 409A), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the performance period.

(D) In the case of any Award subject to a substantial risk of forfeiture (as defined in Code Section 409A), the election described in (A) may be made within 30 days of the date the Participant first obtains a legally binding right to the Award, provided that the Award requires the Participant to perform at least 12 months of service after such election is made.

(vi) Changes to Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B) or (C) above, the following provisions shall apply:

(A) Such election may not take effect until 12 months after the date on which the election is made;

(B) Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 22(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C) Any election related to a payment based upon a specified time or pursuant to a fixed schedule, as such terms are defined in Section 22(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

Notwithstanding anything else in this Section 22(b)(vi) to the contrary and consistent with Code Section 409A, the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2006, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2006 shall apply only to amounts that are not otherwise payable in 2006 and does not cause an amount to be paid in 2006 that would not otherwise be payable in that year.

(vii) Delay of Time of Payment: Notwithstanding Section 22(b)(i), above, the payment of any Award shall be delayed for the following reasons:

(A) Where the Corporation reasonably anticipates that any deduction provided to it by payment of the Award to the Participant will be limited or eliminated by Code Section 162(m); in such a case, payment will be made as of the earlier of when the Administrator reasonably anticipates that the Corporation’s deduction under Code Section 162(m) will not be so limited or the calendar year in which the Participant separates from service;

(B) Where the Corporation reasonably anticipates the payment of the Award will violate a term of a loan arrangement or any other similar contractual provision and the violation will cause material harm to the Corporation; in such a case, payment will be made at the earliest date at which the Administrator reasonably anticipates that payment will not cause such a violation; and

(C) Where the Corporation reasonably anticipates that payment of the Award will violate federal securities laws or other applicable laws; in such a case, payment will be made at the earliest date when the Administrator reasonably anticipates that payment will not cause such a violation.

(viii) Termination of Awards Subject to Code Section 409A: As permitted by the Administrator in its sole discretion, and in accordance with Code Section 409A, the Corporation may terminate an Award that is subject to Code Section 409A and distribute benefits to Participants.

(ix) Dividends and Dividend Equivalents: Any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

IN WITNESS WHEREOF, this 2000 Equity Incentive Plan of Targacept, Inc., as amended and restated through March 15, 2006, is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective the             day of             , 2006.

TARGACEPT, INC.

By:

            Donald J. deBethizy, President

ATTEST:

_____________________________________________

Secretary

[Corporate Seal]